Exhibit 10.127

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN
INDENTURE SUPPLEMENT

This NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN INDENTURE SUPPLEMENT, dated as of February 1, 2023 (this “Amendment”), is made between World Financial Network Credit Card Master Note Trust, as Issuer (the “Issuer”), and U.S. Bank National Association, as successor in interest to MUFG Union Bank, N.A and other predecessor parties, as Indenture Trustee (in such capacity, the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2001 (as further amended from time to time prior to the date hereof, the “Master Indenture”), between the Issuer and the Indenture Trustee, to the Fourth Amended and Restated Series 2009-VFN Indenture Supplement, dated as of February 28, 2014 (as further amended from time to time prior to the date hereof, the “Indenture Supplement” and together with the Master Indenture, the “Indenture”), between the Issuer and the Indenture Trustee, and acknowledged and accepted by all of the Class A Noteholders and WFN Credit Company, LLC, as Transferor and as sole Class M Noteholder, Class B Noteholder and Class C Noteholder. Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Indenture.

Background

A.     The Issuer and the Indenture Trustee have previously entered into the Indenture Supplement to create and designate a Series of Notes.

B.     The Issuer and the Indenture Trustee wish to amend such Indenture Supplement, as set out in this Amendment.

Agreement

1.    Amendments to the Indenture Supplement.

(a)    Section 2.1(a) of the Indenture Supplement is hereby amended as follows:

(i)    the following definition is inserted in appropriate alphabetical order:

“Fitch” means Fitch Ratings, Inc. or any successor that is a nationally recognized statistical rating organization;

(ii)    the definition of “Rating Agency” is amended and restated in its entirety as follows:

“Rating Agency” means each of Fitch and DBRS.

(iii)    the definition of “Rating Agency Condition” is amended and restated in its entirety as follows:

“Rating Agency Condition” means, notwithstanding anything to the contrary in the Indenture, at any time and with respect to Series 2009-VFN and any action subject to such condition, (i) with respect to any Class of Series 2009-VFN Notes that is then rated by DBRS, DBRS shall have notified the Issuer in writing that such action will not result in a reduction or withdrawal of its rating of such Class and (ii) with respect to any Class of Series 2009-VFN Notes that is then rated by one or more other Rating Agencies, ten (10) days’ prior written notice (or, if ten (10) days’ advance notice is impracticable, as

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much advance notice as is practicable) shall have been given to each such Rating Agency, electronically or otherwise, in the manner set forth in Section 9.3 and no such Rating Agency shall have issued written notice that such action will itself cause such Rating Agency to downgrade, qualify or withdraw its rating assigned to such Class of Notes.

(b)    Section 9.3 of the Indenture Supplement is hereby amended by inserting the following as clause (b) and renumbering existing clauses (b) and (c) as clauses (c) and (d):

(b) If to Fitch: Fitch Ratings, Inc., 300 West 57th Street, New York, New York 10019 and notifications.abs@fitchratings.com.

2.    Conditions to Effectiveness; Binding Effect; Ratification. (a) This Amendment shall become effective when (i) counterparts hereof shall have been executed and delivered by the parties hereto and (ii) each of the conditions precedent described in Section 10.2, Section 10.3 and Section 12.1 of the Master Indenture has been satisfied, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)    On and after the execution and delivery hereof, this Amendment shall be a part of the Indenture Supplement and each reference in the Indenture Supplement to “this Indenture Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Indenture Supplement shall mean and be a reference to the Indenture Supplement as amended hereby.

(c)    Except as expressly amended hereby, the Indenture Supplement shall remain full force and effect and is hereby ratified and confirmed by the parties hereto.

3.    Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b)    Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c)    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery by facsimile or electronic transmission of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof. Each party agrees that this Amendment may be electronically signed, and that any electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

(d)    The Indenture Trustee shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.

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(e)    Indenture Trustee and Issuer acknowledge that, with reference to Section 10.2 of the Master Indenture, the Issuer will have provided or caused to be provided to the Noteholders executed copies of this Amendment on or prior to the date hereof.

4.    Limitation on Liability. It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Citicorp Trust Delaware, National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Citicorp Trust Delaware, National Association but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Citicorp Trust Delaware, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (d) Citicorp Trust Delaware, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer or any other party in this Amendment and (e) under no circumstances shall Citicorp Trust Delaware, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST, as Issuer

By: Citicorp Trust Delaware, National Association,
not in its individual capacity, but solely as Owner
Trustee

By: /s/ David A. Brown
Name: David A. Brown
Title: Senior VP and Trust Officer

U.S. Bank National Association, as Indenture Trustee

By: /s/ Mark Esposito
Name: Mark Esposito
Title: Vice President

Acknowledged and Accepted:

COMENITY BANK,
as Servicer

By: /s/ Tom McGuire
Name: Tom McGuire
Title: Chief Financial Officer

WFN CREDIT COMPANY, LLC
as Transferor, sole Class M Noteholder,
Class B Noteholder and Class C Noteholder

By: /s/ Michael Blackham
Name: Michael Blackham
Title: Treasurer

S-1	Ninth Amendment to the 2009-VFN Indenture Supplement